UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2020

WideOpenWest, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	001-38101	46-0552948
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7887 East Belleview Avenue, Suite 1000

Englewood, CO 80111

 (Address of Principal Executive Offices, including Zip Code)

(720) 479-3500

 (Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

WideOpenWest, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on May 7, 2020. Angela Courtin was duly elected as a Class III director at the Annual Meeting. On May 8, 2020, Angela Courtin resigned from the Board of Directors (the “Board”) due to an inability to resolve an unforeseen professional conflict. The Company accepted Ms. Courtin’s resignation, effective immediately. Ms. Courtin’s resignation was not due to any disagreement on any matter relating to the Company’s operations, policies or practices.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting, the matters voted upon were (i) the election of three Class III members of the Board for a three-year term, (ii) the ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2020, and (iii) a proposal to approve, by non-binding advisory vote, the Company’s executive compensation.

Based on the votes by holders of the Company’s common stock, the final results for each proposal presented to stockholders at the Annual Meeting are set forth below:

1.	The election of Jill Bright, Brian Cassidy and Angela Courtin as Class III directors:

DIRECTOR NOMINEES	VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
Jill Bright	63,598,453	5,903,868	145,819	5,849,675
Brian Cassidy	63,420,670	6,080,051	147,419	5,849,675
Angela Courtin	69,168,734	335,606	143,800	5,849,675

2.	The ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2020:

VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
75,110,342	324,346	63,127	N/A

3.	A proposal to approve, by non-binding advisory vote, the Company’s executive compensation:

VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
68,183,113	893,656	571,371	5,849,675

No other matters were considered and voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEOPENWEST, INC.

Date: May 11, 2020	By:	/s/ D. Craig Martin
D. Craig Martin
Executive Vice President and General Counsel